UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23499

Goldman Sachs Real Estate Diversified Income Fund

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq. Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Stephen H. Bier, Esq. William J. Bielefeld, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Interval Fund

Annual Report	September 30, 2022

Real Estate Diversified Income Fund

Goldman Sachs Real Estate Diversified Income Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Real Estate Diversified Income Fund

Investment Objective

The Fund seeks to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Diversified Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended September 30, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class L, Class C, Class W, Class I and Class P Shares generated average annual total returns, without sales charges, of 1.43%, 1.17%, 0.67%, 1.40%, 1.70% and 1.79%, respectively.

As of September 30, 2022, the Fund’s net asset value (“NAV”) for Class A, Class L, Class C, Class W, Class I and Class P Shares was $9.91, $9.92, $9.91, $10.08, $10.40 and $10.41, respectively.

Q	What distributions did the Fund make during the Reporting Period?

A	The Fund’s Class A Shares declared dividends totaling $0.71 per share. The Fund’s Class L Shares declared dividends totaling $0.68 per share. The Fund’s Class C Shares declared dividends totaling $0.63 per share. The Fund’s Class W Shares declared dividends totaling $0.71 per share. The Fund’s Class I Shares declared dividends totaling $0.74 per share. The Fund’s Class P Shares declared dividends totaling $0.74 per share.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the U.S. real estate securities market posted negative returns similar to those of both the broader U.S. equity market and the U.S. fixed income market. The negative performance of the real estate sector was driven by the broader financial markets sell-off stemming from rising interest rates, recession concerns and geopolitical tensions, which combined to cause persistent volatility. U.S. real estate securities were particularly affected by rising interest rate concerns.

As the Reporting Period began in October 2021, the U.S. real estate securities market was volatile, owing to political uncertainty and fear of poor corporate earnings due to the resurgence of the COVID-19 Delta variant. However, the resilience of the corporate sector, evidenced by a strong third quarter 2021 earnings season and easing fears around Chinese equities, partly due to the real estate sector, propelled the equity market rally in October. Still, supply-chain disruptions, input cost pressures and tight labor markets were highlighted in many companies’ earnings reports. As the fourth quarter of 2021 progressed, persistently high inflation weighed on market sentiment. Then, the announcement by U.S. Federal Reserve (“Fed”) Chair Powell of the potential for interest rates to climb sooner than previously thought led to a sell-off. The U.S. equity markets broadly bounced back in December as some of these fears subsided. Despite record COVID-19 cases across the globe, studies showed the Delta variant was accompanied by milder symptoms compared to previous variants. Also, the Fed announced in December it would accelerate its pace of tapering and might increase interest rates three times in 2022. Consumer confidence and some other inflation indicators showed signs of improvement. For the fourth quarter of 2021 overall, the U.S. real estate securities market outperformed the broader U.S. equity market.

During the first quarter of 2022, the U.S. real estate securities market continued to outperform the broader U.S. equity market even as the quarter was marked by widespread volatility and low equity returns. In the initial part of the quarter, equity prices were weighed upon by global concerns around rising inflationary pressures and subsequent planned interest rate hikes by the Fed. The accompanying rise in bond yields and valuation concerns also remained prevalent, hurting riskier assets in the market. However, as the quarter progressed, market focus shifted to the hostilities developing

PORTFOLIO RESULTS

at the Russia/Ukraine border. The actual invasion of Ukraine by Russia in late February caused a market rout. Major countries around the world took a public stance condemning Russia’s actions and imposed various economic sanctions. Such sanctions boosted crude oil prices, with several countries taking the opportunity to expedite goals to shift to renewable energy sources. Driven by the increased market volatility, the Fed signaled a slower than previously anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Hopes around the success of diplomatic talks between Russia and Ukraine led to some market recovery toward the end of the quarter.

The U.S. real estate securities market posted negative returns in the second quarter of 2022 but continued to outperform the broader U.S. equity market. In general, U.S. equity markets continued to be volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes, along with the ongoing spread of COVID-19 in China. The Fed raised interest rates in both May and June 2022, the latter of which represented the biggest single interest rate increase since 1994. At the same time, the Fed reiterated its belief in the resilience of the U.S. economy, a view bolstered by better than consensus expected U.S. non-farm payroll data. On the other hand, inflation levels rose. All told, increasing monetary pressures, declining corporate earnings growth and falling industrial production together increased investor concerns around a potential global economic slowdown.

In the third quarter of 2022, the U.S. real estate securities market significantly underperformed the broader U.S. equity market. Investor sentiment generally turned negative, driven by the rampant spread of COVID-19 in China, U.S.-China-Taiwan tensions and Fed Chair Powell’s speech at Jackson Hole. Corporate earnings for the second quarter of 2022 proved stronger than consensus expected at the aggregate level, fueling a short-lived market rally early in July. However, investor concerns around the progression of earnings and the bottom-line impact of rising prices and persistent inflation remained high. U.S. non-farm payrolls continued to be on the uptick, which along with the release of inflation data, stoked market expectations around the peaking of inflation. However, Fed Chair Powell’s remarks in August extinguished these hopes. Further, U.S. House Speaker Pelosi’s visit to Taiwan gave birth to new geopolitical tensions.

Amid this backdrop, private real estate values remained strong during the Reporting Period, but public real estate fundamentals softened. More specifically, public real estate, including real estate investment trusts (“REITs”), were priced by the end of the Reporting Period at a substantial discount to their private counterparts, a dispersion that has historically led to strong subsequent outperformance for public REITs. This valuation disconnect between public and private real estate was seen among virtually all property types, providing, in our view, an unprecedented opportunity to gain exposure to property types tied to secular growth at notable discounts. For example, at the end of the Reporting Period, investors could buy multi-family rental properties at a 20% discount to private market values, a discount that has happened only 2% of the time relative to history.*

For the Reporting Period overall, self-storage was the best performing property type. Self-storage properties generally reported strong second quarter 2022 earnings and raised their full-year earnings guidance. The strong performance was primarily driven by appreciation in storage operating fundamentals, as occupancies and pricing power remained at strong levels. Demand, fueled by COVID-19-related drivers and a strong housing market, came up against supply that was leveling off. Triple-net was the only other property type to post positive absolute returns during the Reporting Period. As costs passed to the tenant, retailers were able to pass higher input costs on to customers. Conversely, office and technology were the worst performing property types during the Reporting Period. Overall office leasing volume accelerated but still trailed 2019 levels amid a tougher economy. Also, the office sub-sector is on the “wrong” side of work-from-home trends, facing not only significant demand challenges but also supply challenges given higher construction costs. The technology sub-sector performed poorly largely due to its growth tilt. However, data centers, which are a component of the technology sub-sector, experienced unprecedented global demand as well as vacancies near all-time lows.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Private equity investments contributed most positively to the Fund’s performance during the Reporting Period and also dampened portfolio volatility. Private real estate outperformed public real estate during the Reporting Period. That said, within the public equity sleeve of the Fund, exposure to hotel equities contributed to returns most. Hotels

*	Source: Goldman Sachs Asset Management, Greenstreet Advisors. As of July 26, 2022. Note: The number of percentile occurrence is the frequency of premium the property type is below or equal to the July 26, 2022 premium to asset data during the time period of April 1, 1997 to July 26, 2022. For illustrative purposes only.

PORTFOLIO RESULTS

are relatively insulated from inflation, as they are able to pass through inflation costs to customers. Hotels are also among those property types that have benefited from the secular trend toward experiences over things.

Mortgage REITs detracted the most from the Fund’s performance during the Reporting Period. Mortgage REITs’ weak performance was driven by interest rate increases, which, in turn, led to volatility in capital markets as well as concerns about a potential recession. However, at the end of the Reporting Period, we believed we were still able to find attractive investment opportunities among mortgage REITs and maintained an allocation to these securities.

Real estate preferred stocks performed approximately in line with the broader REIT market during the Reporting Period, facing the same interest rate and inflation concerns, and thus had a rather neutral effect on Fund performance during the Reporting Period. However, with the goal of providing investors a level of investment stability and yield sustainability, preferred stocks continued to play an important role in the portfolio, providing comparatively higher yields and lower volatility, and thus helping the portfolio management team deliver on the Fund’s investment objective.

Q	What were some of the Fund’s best-performing individual holdings during the Reporting Period?

A	The top individual contributors to the Fund’s performance during the Reporting Period were Prologis Targeted U.S. Logistics Holdings II, LP; Carlyle Property Investors, LP; and Oaktree Real Estate Income Fund.

Prologis Targeted US Logistics Holdings II, LP is a private equity fund that seeks to provide attractive current income with long-term capital growth by investing in and operating logistics real estate assets in key markets in the U.S. The fund targets core stabilized assets where there may also be an opportunity to enhance returns by actively managing, repositioning and renovating the assets. During the Reporting Period, the fund’s strong performance was driven by its portfolio’s allocation to high density coastal industrial markets. The portfolio gained occupancy and was more than 97% occupied at the end of the Reporting Period. Market rent growth was the largest driver of valuation gains, as robust demand for logistics space, combined with constrained supply in the fund’s target market, led to strong net operating income growth. Further, its tenant retention was strong, at 62.6% of rolling leases re-signed at net rents 51.7% above in-place rents.

Carlyle Property Investors, L.P. is a private equity fund, whose focus on demographically-driven sub-sectors contributed to its strong performance during the Reporting Period. The fund actively increased its holdings in manufactured housing and single-family rentals, becoming the two largest sub-sector exposures in the fund, both of which experienced double-digit rent/net operating income growth during the Reporting Period. Medical offices and industrial were also high conviction sectors for the fund, both of which experienced strong growth during the Reporting Period as well.

Oaktree Real Estate Income Fund is a public real estate mutual fund, wherein multi-family properties represent approximately two-thirds of its portfolio and industrial properties represent about one-fifth of its portfolio. Rent growth in both property types was significantly in excess of inflation during the Reporting Period. Its rent growth was especially strong in supply-constrained coastal markets.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	The positions that detracted most from the Fund’s performance during the Reporting Period were TPG Real Estate Finance Trust, Inc; Apollo Commercial Real Estate Finance, Inc.; and Angel Oak Mortgage, Inc. Each is a mortgage REIT, which overall suffered as the Fed increased interest rates. Concerns about a potential recession also weighed on mortgage REITs during the Reporting Period. However, at the end of the Reporting Period, we considered each of these three stocks to be undervalued and continued to like them as long-term prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity index options, written options and purchased options to gain short-term broad-based exposure to the publicly-traded real estate market as well as to hedge potential near-term downside in the portfolio. The use of these derivatives had a neutral effect on the Fund’s results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we sold the Fund’s position in Prologis Targeted U.S. Logistics Holdings II, L.P., mentioned earlier, and established a position in Prologis, Inc. We sold the Fund’s position in the private equity fund at a premium to net asset value in the secondary market to reallocate capital to

PORTFOLIO RESULTS

publicly-listed lab office, industrial and mortgage REITs as we sought to take advantage of the private/public price dislocation that existed during the Reporting Period. Among these purchases was Prologis, Inc., a global leader in logistics. We are favorable on the logistics industry and believe concerns around Amazon.com on this front were overstated.

We initiated a Fund position in Extra Space Storage, Inc., a self-storage facility REIT, which performed well during the Reporting Period, as self-storage was seen by investors as a defensive sub-sector that has the potential to outperform in down equity markets. We are constructive on the company given its strong occupancy levels as well as its strong same-store net operating income growth. We are also favorable on the self-storage sub-sector broadly, as it historically is rather recession resilient with high operating margins and low capital expenditure requirements.

We eliminated the Fund’s position in Ares US Real Estate Fund IX, LP, a private equity closed-end fund managed by Ares Real Estate with diversified exposure in the office, industrial and multi-family sub-sectors. The Fund received capital from its investment in the closed-end fund.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	Early in the Reporting Period, we increased the Fund’s allocation to public real estate securities, primarily mortgage REITs given what we considered to be their attractive yield and valuations and given they were trading at discounts to their book value. We trimmed the Fund’s exposure to the multi-family sub-sector and incrementally added to then-recent underperformers such as towers and hotel REITs. We adjusted the Fund’s positioning within the data centers sub-sector.

During the first quarter of 2022, we added to the Fund’s private holdings in industrial, multi-family and student housing names as we sought to take advantage of what we saw as their strong long-term fundamentals. We increased listed credit positions to seek to take advantage of arbitrage opportunities, as floating rate residential and commercial exposures were trading at significant discounts to book values. We trimmed the Fund’s positions in select listed names where we felt the risk/reward scenario had become less favorable.

We redeemed the Fund’s largest private office exposure during the second quarter of 2022 and sold a private industrial position at a premium to net asset value. We also trimmed select listed names that had had strong performance, especially in the lab office, self-storage, multi-family and tower sub-sectors, and added exposure to credit names where we believed the risk/reward opportunity to be favorable.

In the third quarter of 2022, we used proceeds from asset raising to pay off borrowings that were taken out during periods of market weakness. On the listed side, we trimmed a triple-net lease hotel name after strong appreciation and put those proceeds into an industrial name trading at a significant discount to net asset value. We reduced the Fund’s private industrial exposure through the sale of a portion of Prologis Targeted U.S. Logistics Holdings II, L.P. at a premium to its second quarter 2022 net asset value. The capital from this redemption was reinvested into a number of listed lab office, industrial and mortgage REITs.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective August 3, 2022, Collin Bell no longer served as a portfolio manager for the Fund. Effective at the close of business on August 17, 2022, Alicia Li no longer served as a portfolio manager for the Fund, and Abhinav Zutshi and John Papadoulias began serving as portfolio managers for the Fund. Mr. Zutshi, vice president on the Fundamental Equity team, joined Goldman Sachs Asset Management in 2009 and has worked with existing portfolio managers Kristin Kuney and Timothy Ryan on the firm’s liquid real assets strategies for more than 10 years. Mr. Papadoulias, vice president on the Real Estate Investment team within the Alternative Investments & Manager Selection group, joined Goldman Sachs Asset Management in April 2019 and has 16 years of industry experience, most recently as a partner at Rocaton Investment Advisors. At the end of the Reporting Period, the Fund was managed by Timothy Ryan, Kristin Kuney, Sean Brenan, Abhinav Zutshi and John Papadoulias. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was invested with approximately 49.0% of its total net assets in private equity, approximately 26.1% of its total net assets in public equity, approximately 11.3% of its total net assets in private credit, approximately 7.7% of its total net assets in public

PORTFOLIO RESULTS

credit, approximately 4.0% of its total net assets in preferred securities and approximately 1.9% of its total net assets in cash and cash equivalents.

Approximately three-fourths of Fund assets was invested in equities representing property types that we believe benefit from strong demographic tailwinds or revenues protected by long-term lease obligations. Approximately one-fourth of assets was invested in credit instruments diversified across property types and focused on seeking relatively consistent and reliable streams of cash flows and low loan-to-value ratios. (Loan-to-value (“LTV”) ratio equals the mortgage amount divided by the purchase price or appraised property value. The LTV ratio is one way lenders and financial institutions can assess lending risk before approving a mortgage. Generally, loans that have high LTV ratios are considered more risky and as a result carry higher interest rates — and vice versa.) Even though higher on the capital structure, we believed the Fund’s credit sleeve could generate equity-like returns with lower volatility. The private portion of the Fund was diversified at the end of the Reporting Period across institutional General Partners and strategies.

Within the Fund’s equity sleeve, approximately 19.8% of assets was invested in the industrial sub-sector, 17.4% in the multi-family sub-sector, 7.4% in the self-storage sub-sector, 4.9% in the office sub-sector, 4.8% in the manufactured housing sub-sector, 4.7% in the student housing sub-sector, 4.1% in the single family rental sub-sector and the remainder across the lab office, lodging, data center, retail, senior housing, medical office buildings and towers sub-sectors.

Q	How did the Fund use leverage during the Reporting Period?

A	Each line of credit established by the Fund under our management is a bilateral, fully committed, revolving credit facility. The Fund used leverage during the Reporting Period as a short-term cash flow management tool to reallocate capital from its private portfolio and reinvest it into its public portfolio to exploit the current market dislocation between private and public real estate. During the Reporting Period, the Fund did not use leverage habitually, meaning the Fund did not maintain a balance on any credit facility on a recurring basis. The intent of the credit agreements maintained by the Fund was primarily for short term cash flow management, typically utilized during quarterly repurchase periods. The secondary purpose was to exploit what we saw as attractive valuation opportunities in the public market when other sources of capital were not immediately available. This allowed the Fund to reallocate capital from its private portfolio and reinvest it into its public portfolio to exploit market dislocations between private and public real estate. Using leverage in this way enable quick market entry to ensure those opportunities were not otherwise missed.

On April 1, 2022, the Fund entered into an amendment (the “Amendment”) to its margin loan agreement by and between the Fund and the Bank of Nova Scotia that had established a revolving credit facility with a commitment of up to $35 million. The Amendment increased the commitment under the revolving credit facility to $75 million. (A revolving credit facility is a line of credit arranged between a bank and a business. It comes with an established maximum amount, and the business can access the funds at any time when needed.)

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we maintained a constructive view ahead for the real estate sector. First, we believed the sector was offering relatively attractive yield potential, with a large portion of those yields considered return of capital. Second, unlike bonds, we believed real estate was offering defensive cash flow growth potential given long-term leases and largely secular growth drivers, such as digitization, e-commerce, biotech innovation and aging demographics. Third, unlike bonds, real estate may benefit from inflation, in our view. Some leases are linked to inflation and, if not, can typically be re-set in line with inflation. Further, incumbent asset values tend to increase as it becomes more difficult to develop new ones given increasing land, labor and material costs. Finally, we believed the real estate sector was attractively valued at the end of the Reporting Period compared to both bonds and equities.

Within the equity portion of the Fund, we believed several sub-sectors may be beneficiaries of secular growth drivers, including innovation, the desire for experiences over things and demographic shifts. For instance, within the innovation driver, we believed towers and digital storage may be the beneficiary of digitization; logistics and cold storage the beneficiary of e-commerce and e-grocery; life science offices the beneficiary of biotech advances; and studio offices the beneficiary of content creation. Within the experiences over things driver, leisure hotels may be the beneficiary of increased travel. Casinos, manufactured housing, recreational vehicle parks and marinas may be the beneficiary of increased leisure. Health care real estate may be the

PORTFOLIO RESULTS

beneficiary of an aging population. Among demographic shifts, select multi-family properties may be the beneficiary of a movement from high tax to low tax states. Single-family rentals may be the beneficiary of a move from urban to suburban locales. Self-storage may be the beneficiary of increased transiency.

Within the credit sleeve of the Fund, we believed real estate offers attractive current yields, providing the potential for equity-like returns with lower risk, given their more senior position in the capital stack. We further believed real estate credit offers a hedge against rising interest rates. The commercial loans the Fund owns are floating rate and therefore may benefit from an increase in interest rates. Additionally, real estate credit, in our view, offers low loan-to-value ratios, creating a significant buffer to withstand volatility. Finally, we felt real estate credit offers attractive valuations in the public market, with a number of publicly-treaded mortgage REITs trading at significant discounts to loan value at the end of the Reporting Period.

All that said, given the fluid backdrop and accelerated disruption trends resulting in a wide dispersion of returns within the real estate sector, we maintained our view that the best way to manage the Fund going forward is via a highly active approach — one that requires casting a wide net across both private and public real estate investments and across equity and credit asset classes — to best take advantage of the opportunities in the full real estate investment universe. We also maintained our belief that an integrated approach can help garner the complementary aspects of public and private markets, specifically the ability to gain both more diversified and complementary property type exposures and exploit short-term pricing dislocations between public and private real estate.

As we move forward, we intend to maintain our active and integrated approach that aims to balance the need for attractive income and capital appreciation with low to moderate volatility relative to equity and public real estate markets by investing primarily in income-producing real estate equity and debt securities. Through this actively managed closed-end interval Fund, we will continue seeking to provide access to both private and public real estate diversified across property types, geography and asset class (equity and debt).

Sector, sub-sector and property type designations throughout this shareholder report are defined by Goldman Sachs Asset Management.

FUND BASICS

Real Estate Diversified Income Fund

as of September 30, 2022

TOP TEN HOLDINGS AS OF 9/30/22[1]

Holding	% of Net Assets	Asset Class
Oaktree Global Credito FIC FIM	8.2%	Private REIT & Private Investment Funds
TA Realty Core Property Fund, LP	7.4%	Private REIT & Private Investment Funds
RealTerm Logistics Income Fund	4.6%	Private REIT & Private Investment Funds
CBRE U.S. Core Partners, LP	4.6%	Private REIT & Private Investment Funds
Carlyle Property Investors, LP	4.3%	Private REIT & Private Investment Funds
Public Storage	4.1%	Real Estate Investment Trust (REIT)
Greystar Student Housing Growth and Income Fund	3.9%	Private REIT & Private Investment Funds
Equity LifeStyle Properties, Inc.	3.7%	Real Estate Investment Trust (REIT)
Prologis, Inc.	3.6%	Real Estate Investment Trust (REIT)
Harrison Street Core Property Fund, LP	3.1%	Private REIT & Private Investment Funds

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

ASSET CLASS ALLOCATION[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall allocations may differ from percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Performance Summary

September 30, 2022

The following graph shows the value, as of September 30, 2022, of a $10,000 investment made on March 12, 2013 in Class A Shares at NAV (with a maximum sales charge of 5.75%). For comparative purposes, the performance of a private/public blended Index (70% NCREIF ODCE Index & 30% MSCI US REIT Index, with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Real Estate Diversified Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from March 12, 2013 through September 30, 2022.

Average Annual Total Return through September 30, 2022*,**	One Year	Five Years	Since Inception
Class A (Commenced March 12, 2013)
Excluding sales charges	1.43%	6.03%	6.26%
Including sales charges	-4.90%	4.78%	5.60%

Class C (Commenced August 1, 2014)
Excluding sales charges	0.67%	5.23%	5.49%
Including sales charges	-0.33%	5.23%	5.49%

Class l (Commenced August 1, 2014)	1.70%	6.29%	6.24%

Class L (Commenced July 10, 2017)
Excluding sales charges	1.17%	5.76%	5.65%
Including sales charges	-3.09%	4.84%	4.78%

Class W (Commenced November 21, 2014)	1.40%	6.03%	6.03%

Class P (Commenced June 29, 2021)	1.79%	N/A	4.90%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.75% for Class A and 4.25% for Class L and the assumed contingent deferred sales charge for C Shares (1% if repurchased within 12 months of purchase). Because Class I, Class W and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

**	After the close of business on May 15, 2020, the Resource Real Estate Diversified Income Fund (the “Predecessor Fund”) was reorganized into the Fund. The Fund has assumed the historical performance of the Predecessor Fund, which was managed by another investment adviser. Therefore, the performance information reported above for the Fund is the combined performance of the Fund and the Predecessor Fund. The performance information shown in this report for periods through May 15, 2020 reflects the performance of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods through May 15, 2020.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments

September 30, 2022

Description	Value

Private Real Estate Investment Trusts & Private Investment Funds – 57.6%(a)
Ares Real Estate Enhanced Income Fund, LP	$7,123,664
Ares US Real Estate Fund IX, LP	6,548,749
Bain Capital Real Estate Fund I-B, LP	7,657,376
Brookfield Premier Real Estate Partners, LP	7,265,828
Brookfield Real Estate Finance Fund V, LP	10,030,939
Carlyle Property Investors, LP	24,728,755
CBRE U.S. Core Partners, LP	26,534,832
Clarion Partners Debt Investment Fund, LP	6,766,437
Clarion Ventures 4, LP	4,760,823
Greystar Student Housing Growth and Income Fund	22,504,429
Harrison Street Core Property Fund, LP	17,756,189
Heitman Core Real Estate Debt Income Trust, LP	16,569,726
Manulife US REIT	12,498,455
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10,353,101
Oaktree Global Credito FIC FIM	47,456,126
Prologis Targeted U.S. Logistics Holdings II, LP	4,744,811
RealTerm Logistics Income Fund	26,782,772
Sculptor Real Estate Credit Fund, LP	9,786,665
Sentinel Real Estate Fund	9,631,614
TA Realty Core Property Fund, LP	42,923,639
The Trumbull Property Fund, LP	5,583,601
Truman 2016 SC5, LLC	146,128
Voya Commercial Mortgage Lending Fund, LP	5,441,843

TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS
(Cost $305,986,904)	$333,596,502

Shares	Description	Value

Common Stocks – 34.1%
Equity Real Estate Investment Trusts (REITs) – 26.3%
61,962	Alexandria Real Estate Equities, Inc. REIT	$8,686,453
135,191	American Homes 4 Rent, Class A REIT	4,435,616
13,657	American Tower Corp. REIT	2,932,158
233,330	Americold Realty Trust, Inc. REIT	5,739,918
111,777	Digital Realty Trust, Inc. REIT	11,086,043
342,118	Equity LifeStyle Properties, Inc. REIT	21,498,695
38,813	Essex Property Trust, Inc. REIT	9,401,673
86,411	Extra Space Storage, Inc. REIT	14,924,044
403,334	Invitation Homes, Inc. REIT	13,620,589
205,046	Prologis, Inc. REIT	20,832,673
80,374	Public Storage REIT	23,534,311
115,724	Ryman Hospitality Properties, Inc. REIT	8,516,129
6,092	SBA Communications Corp. REIT	1,734,088
182,454	VICI Properties, Inc. REIT	5,446,252

		152,388,642

Mortgage Real Estate Investment Trusts (REITs) – 7.8%
667,262	Angel Oak Mortgage, Inc. REIT	7,993,799
724,584	Apollo Commercial Real Estate Finance, Inc. REIT	6,014,047
75,000	Ares Commercial Real Estate Corp. REIT	783,750

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
65,604	Blackstone Mortgage Trust, Inc., Class A REIT	1,531,197
174,446	KKR Real Estate Finance Trust, Inc. REIT	2,834,748
723,717	Ladder Capital Corp. REIT	6,484,504
364,531	PennyMac Mortgage Investment Trust REIT	4,294,175
995,969	Redwood Trust, Inc. REIT	5,716,862
284,911	Starwood Property Trust, Inc. REIT	5,191,079
580,966	TPG RE Finance Trust, Inc. REIT	4,066,762

		44,910,923

TOTAL COMMON STOCKS
(Cost $226,054,305)		$197,299,565

Shares	Description	Dividend Rate	Value

Preferred Stocks – 4.0%
Equity Real Estate Investment Trusts (REITs) – 0.0%
10,015	PS Business Parks, Inc., Series Z	4.88%	$136,705
5,743	PS Business Parks, Inc., Series Y	5.20	85,283

			221,988

Mortgage Real Estate Investment Trusts (REITs) – 2.1%
72,971	Annaly Capital Management, Inc., Series F	8.67	1,738,899
77,545	MFA Financial, Inc., Series C	6.50	1,370,996
73,444	PennyMac Mortgage Investment Trust, Series B	8.00	1,402,780
70,804	PennyMac Mortgage Investment Trust, Series A	8.13	1,362,977
76,398	Rithm Capital Corp., Series B	7.13	1,442,394
69,110	Rithm Capital Corp., Series A	7.50	1,329,676
73,559	Two Harbors Investment Corp., Series B	7.63	1,297,581
128,562	Two Harbors Investment Corp., Series A	8.13	2,314,116

			12,259,419

Real Estate Management & Development – 1.9%
200,776	DigitalBridge Group, Inc., Series J	7.13	4,549,584
147,147	DigitalBridge Group, Inc., Series H	7.13	3,300,508
130,381	DigitalBridge Group, Inc., Series I	7.15	2,915,319

			10,765,411

TOTAL PREFERRED STOCKS
(Cost $27,220,723)			$23,246,818

The accompanying notes are an integral part of these consolidated financial statements.	9

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

September 30, 2022

Shares	Description	Value

Public Non-Traded Real Estate Investment Trusts – 0.1%(a)(b)
168,566	NorthStar Healthcare Income, Inc.
(Cost $1,592,486)		$488,598

Shares	Dividend Rate	Value

Investment Company – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,603,112	2.911%	$6,603,112
(Cost $6,603,112)

TOTAL INVESTMENTS – 96.9%
(Cost $567,457,530)		$561,234,595

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%		17,794,616

NET ASSETS – 100.0%		$579,029,211

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $334,085,100, which represents approximately 57.7% of net assets as of September 30, 2022. See additional details below:

Security	Date(s) of Purchase	Cost
Ares Real Estate Enhanced Income Fund, LP	10/31/19-08/09/22	$7,253,293
Ares US Real Estate Fund IX, LP	09/19/19-12/01/21	6,450,742
Bain Capital Real Estate Fund I-B, LP	12/18/19-12/09/21	4,441,057
Brookfield Premier Real Estate Partners, LP	10/01/19-12/20/21	5,227,076
Brookfield Real Estate Finance Fund V, LP	10/03/19-06/23/22	11,068,189
Carlyle Property Investors, LP	10/01/19-09/28/22	17,606,511
CBRE U.S. Core Partners, LP	03/30/22-07/20/22	25,243,060
Clarion Partners Debt Investment Fund, LP	02/14/17-08/01/22	6,264,185
Clarion Ventures 4, LP	07/01/16-07/10/19	8,321,568
Greystar Student Housing Growth and Income Fund	01/04/22-09/15/22	20,341,572
Harrison Street Core Property Fund, LP	09/15/21-08/02/22	17,500,000
Heitman Core Real Estate Debt Income Trust, LP	07/27/17-11/13/17	16,702,937
Manulife US REIT	04/08/22-07/25/22	12,576,039
NorthStar Healthcare Income, Inc.	11/27/13-03/12/15	$1,592,486
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10/01/19-07/22/22	10,158,039
Oaktree Global Credito FIC FIM	10/07/21-07/29/22	40,000,000
Prologis Targeted U.S. Logistics Holdings II, LP	01/03/20-08/16/22	2,233,562
RealTerm Logistics Income Fund	04/18/22-09/30/22	25,256,903
Sculptor Real Estate Credit Fund, LP	01/21/20-08/02/22	10,048,684
Sentinel Real Estate Fund	05/04/22-08/22/22	8,970,122
TA Realty Core Property Fund, LP	01/04/22-08/08/22	39,902,674
The Trumbull Property Fund, LP	01/04/16-10/01/18	4,986,192
Truman 2016 SC5, LLC	10/21/19	—
Voya Commercial Mortgage Lending Fund, LP	10/11/19-08/09/22	5,434,499
Total		$307,579,390

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2022

Ares Real Estate Enhanced Income Fund, LP	$7,123,664	Quarterly	90	$9,891,427

Ares US Real Estate Fund IX, LP	6,548,749	N/R	N/R	1,363,069

Bain Capital Real Estate Fund I-B, LP	7,657,376	N/R	N/R	4,413,827

Brookfield Premier Real Estate Partners, LP	7,265,828	Quarterly	90	—

Brookfield Real Estate Finance Fund V, LP	10,030,939	N/R	N/R	9,873,715

Carlyle Property Investors, LP	24,728,755	Quarterly	90	—

CBRE U.S. Core Partners, LP	26,534,832	Quarterly	60	—

Clarion Partners Debt Investment Fund, LP	6,766,437	N/R	N/R	5,953,491

Clarion Ventures 4, LP	4,760,823	N/R	N/R	963,242

Greystar Student Housing Growth and Income Fund	22,504,429	Quarterly	90	—

Harrison Street Core Property Fund, LP	17,756,189	Quarterly	45	—

Heitman Core Real Estate Debt Income Trust, LP	16,569,726	Quarterly	90	—

Manulife US REIT	12,498,455	Quarterly	60	—

NorthStar Healthcare Income, Inc.	488,598	N/R	N/R	—

Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10,353,101	Quarterly	45	—

Oaktree Global Credito FIC FIM	47,456,126	N/R	N/R	—

Prologis Targeted U.S. Logistics Holdings II, LP	4,744,811	Quarterly	90	10,000,000

RealTerm Logistics Income Fund	26,782,772	Quarterly	90	—

Sculptor Real Estate Credit Fund, LP	9,786,665	N/R	N/R	5,007,285

Sentinel Real Estate Fund	9,631,614	Quarterly	90	16,029,878

TA Realty Core Property Fund, LP	42,923,639	Quarterly	45	—

The Trumbull Property Fund, LP	5,583,601	Quarterly	60	—

Truman 2016 SC5, LLC	146,128	N/R	N/R	—
Voya Commercial Mortgage Lending Fund, LP	5,441,843	Quarterly	90	—

N/R – Not Redeemable

The accompanying notes are an integral part of these consolidated financial statements.	11

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Assets and Liabilities

September 30, 2022

Real Estate Diversified Income Fund(a)
Assets:
Investments in unaffiliated issuers, at value (cost $560,854,418)	$554,631,483
Investments in affiliated issuers, at value (cost $6,603,112)	6,603,112
Receivables:
Investments sold	35,628,216
Dividends	2,336,139
Collateral for credit facility	1,938,267
Fund shares sold	958,536
Other assets	1,610
Total assets	602,097,363

Liabilities:
Payables:
Investments purchased	21,466,882
Management fees	619,523
Due to custodian-Overdraft	434,660
Distribution and Service fees and Transfer Agency fees	222,268
Accrued expenses	324,819
Total liabilities	23,068,152

Net Assets:
Paid-in capital	567,428,491
Total distributable earnings	11,600,720
NET ASSETS	$579,029,211
Net Assets:
Class A	$80,263,179
Class C	54,093,908
Class I	145,519,159
Class L	5,322,982
Class W	39,873,232
Class P	253,956,751
Total Net Assets	$579,029,211
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,098,691
Class C	5,459,754
Class I	13,990,847
Class L	536,608
Class W	3,954,433
Class P	24,399,794
Net asset value and offering price per share:(b)
Class A	$9.91
Class C	9.91
Class I	10.40
Class L	9.92
Class W	10.08
Class P	10.41

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Maximum public offering price per share for Class A Shares is $10.51 and for Class L is $10.36. Upon repurchase, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

12	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Operations

For the Fiscal Year Ended September 30, 2022

Real Estate Diversified Income Fund(a)
Investment income:

Dividends — unaffiliated issuers	$20,643,401

Dividends — affiliated issuers	181,172

Total investment income	20,824,573

Expenses:

Management fees	6,389,046

Transfer Agency fees	715,570

Distribution and/or Service (12b-1) fees(b)	652,634

Professional fees	643,601

Interest on borrowing	342,015

Shareholder Services fees(b)	329,542

Printing and mailing costs	325,779

Custody, accounting and administrative services	316,732

Registration fees	162,317

Trustee fees	22,552

Other	22,699

Total expenses	9,922,487

Less — expense reductions	(54,510)

Net expenses	9,867,977

NET INVESTMENT INCOME	10,956,596

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	14,287,291

Purchased options	(605,863)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(23,732,164)

Net realized and unrealized loss	(10,050,736)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$905,860

(a)	Statement of Operations for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution Service and Shareholder Services fees were as follows:

Distribution Service Fees				Shareholder Services Fees
Class A	Class C	Class W	Class L	Class A	Class C	Class W	Class L
$101,327	$484,638	$52,132	$14,537	$101,327	$161,546	$52,132	$14,537

The accompanying notes are an integral part of these consolidated financial statements.	13

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statements of Changes in Net Assets

	Real Estate Diversified Income Fund(a)
	For the Fiscal Year Ended September 30, 2022	For the Fiscal Year Ended September 30, 2021
From operations:

Net investment income	$10,956,596	$5,396,385

Net realized gain	13,681,428	23,895,785

Net change in unrealized gain (loss)	(23,732,164)	17,329,194
Net increase in net assets resulting from operations	905,860	46,621,364

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,313,451)	(5,083,770)

Class C Shares	(1,610,006)	(3,687,066)

Class I Shares	(3,850,656)	(4,677,645)

Class L Shares	(157,568)	(328,823)

Class W Shares	(1,179,564)	(2,502,130)

Class P Shares	(5,454,080)	(758,935)

From return of capital:

Class A Shares	(3,165,131)	—

Class C Shares	(2,202,718)	—

Class I Shares	(5,268,243)	—

Class L Shares	(215,575)	—

Class W Shares	(1,613,812)	—

Class P Shares	(7,461,959)	—
Total distributions to shareholders	(34,492,763)	(17,038,369)

From share transactions:

Proceeds from sales of shares	301,496,257	95,004,152

Reinvestment of distributions	19,154,584	7,645,452

Cost of shares repurchased	(59,214,251)	(68,865,886)

Net increase in net assets resulting from share transactions	261,436,590	33,783,718

TOTAL INCREASE	227,849,687	63,366,713

Net Assets:

Beginning of year	$351,179,524	$287,812,811

End of year	$579,029,211	$351,179,524

(a)	The Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

14	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Cash Flows(a)

For the Fiscal Year Ended September 30, 2022

Increase/(Decrease) in cash – Cash flows used in operating activities:

Net increase in net assets resulting from operations	$905,860

Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:

Payments for purchases of investments	(544,308,032)

Proceeds from sales of investments	271,123,733

Payment for purchases of option contracts	(2,839,397)

Proceeds from sale of option contracts	2,233,534
Net (purchase) proceeds from sales of short-term investment securities	33,941,657

(Increase) Decrease in Assets:

Receivable for dividends	(440,297)

Collateral for credit facility	(1,938,267)
Reimbursement from investment adviser	267,005
Other assets	(8)

Increase (Decrease) in Liabilities:

Management fees	249,998

Distribution, Service and Transfer Agency fees	37,160
Accrued expenses	225,202

Net realized (gain) loss on:

Investments	(14,287,291)

Purchased options	605,863

Net change in unrealized (gain) loss on:

Investments	23,732,164

Net cash used in operating activities	(230,491,116)

Cash flows provided by financing activities:

Proceeds from sale of shares	300,958,045

Cost of shares repurchased	(59,214,251)

Overdraft payable to custodian	434,660

Distributions paid	(15,338,179)

Drawdowns from line of credit	25,000,000

Repayment of line of credit	(25,000,000)

Net cash provided by financing activities	226,840,275

NET DECREASE IN CASH	$(3,650,841)

Cash (restricted and unrestricted):

Beginning of year	$3,650,841

End of year	$—

Supplemental disclosure:

Cash paid for interest and related fees	342,015

Reinvestment of distributions	19,154,584

(a)	Statement of Cash Flows for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these consolidated financial statements.	15

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund
	Class A Shares
	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.45	$9.38	$10.69	$10.47	$10.19

Net investment income(a)	0.21	0.20	0.29	0.40	0.30

Net realized and unrealized gain (loss)	(0.04)	1.47	(0.89)	0.42	0.58

Total from investment operations	0.17	1.67	(0.60)	0.82	0.88

Distributions to shareholders from net investment income	(0.19)	(0.34)	(0.23)	(0.26)	(0.24)

Distributions to shareholders from net realized gains	(0.11)	(0.26)	(0.30)	(0.21)	(0.15)

Distributions to shareholders from return of capital	(0.41)	—	(0.18)	(0.13)	(0.21)

Total distributions	(0.71)	(0.60)	(0.71)	(0.60)	(0.60)

Net asset value, end of year	$9.91	$10.45	$9.38	$10.69	$10.47

Total Return(b)	1.43%	18.24%	(5.20)%	8.17%	9.00%

Net assets, end of year (in 000’s)	$80,263	$83,054	$87,520	$96,114	$86,965

Ratio of net expenses to average net assets before interest expense	1.98%	1.99%	1.99%	1.99%	1.99%

Ratio of net expenses to average net assets after interest expense	2.05%	2.10%	2.19%	2.83%	2.76%

Ratio of total expenses to average net assets after interest expense	2.06%	2.34%	2.28%	2.90%	2.97%

Ratio of net investment income to average net assets	1.97%	2.02%	2.88%	3.83%	2.97%

Portfolio turnover rate(c)	56%	73%	53%	65%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund
	Class C Shares
	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.45	$9.38	$10.68	$10.47	$10.19

Net investment income(a)	0.12	0.13	0.20	0.32	0.23

Net realized and unrealized gain (loss)	(0.03)	1.46	(0.87)	0.41	0.57

Total from investment operations	0.09	1.59	(0.67)	0.73	0.80

Distributions to shareholders from net investment income	(0.16)	(0.26)	(0.16)	(0.22)	(0.20)

Distributions to shareholders from net realized gains	(0.11)	(0.26)	(0.29)	(0.18)	(0.14)

Distributions to shareholders from return of capital	(0.36)	—	(0.18)	(0.12)	(0.18)

Total distributions	(0.63)	(0.52)	(0.63)	(0.52)	(0.52)

Net asset value, end of year	$9.91	$10.45	$9.38	$10.68	$10.47

Total Return(b)	0.67%	17.37%	(5.94)%	7.24%	8.17%

Net assets, end of year (in 000’s)	$54,094	$69,360	$72,826	$74,609	$62,367

Ratio of net expenses to average net assets before interest expense	2.74%	2.74%	2.74%	2.74%	2.74%

Ratio of net expenses to average net assets after interest expense	2.81%	2.84%	2.94%	3.58%	3.51%

Ratio of total expenses to average net assets after interest expense	2.82%	3.09%	3.04%	3.64%	3.73%

Ratio of net investment income to average net assets	1.18%	1.27%	2.04%	3.08%	2.24%

Portfolio turnover rate(c)	56%	73%	53%	65%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	17

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund
	Class I Shares
	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.93	$9.78	$11.13	$10.91	$10.62

Net investment income(a)	0.26	0.24	0.33	0.45	0.36

Net realized and unrealized gain (loss)	(0.05)	1.54	(0.93)	0.42	0.59

Total from investment operations	0.21	1.78	(0.60)	0.87	0.95

Distributions to shareholders from net investment income	(0.19)	(0.37)	(0.26)	(0.27)	(0.26)

Distributions to shareholders from net realized gains	(0.11)	(0.26)	(0.31)	(0.23)	(0.16)

Distributions to shareholders from return of capital	(0.44)	—	(0.18)	(0.15)	(0.24)

Total distributions	(0.74)	(0.63)	(0.75)	(0.65)	(0.66)

Net asset value, end of year	$10.40	$10.93	$9.78	$11.13	$10.91

Total Return(b)	1.70%	18.59%	(5.05)%	8.35%	9.25%

Net assets, end of year (in 000’s)	$145,519	$98,018	$74,220	$55,138	$22,273

Ratio of net expenses to average net assets before interest expense	1.70%	1.74%	1.74%	1.74%	1.74%

Ratio of net expenses to average net assets after interest expense	1.76%	1.84%	1.94%	2.63%	2.49%

Ratio of total expenses to average net assets after interest expense	1.77%	2.12%	2.03%	2.68%	2.75%

Ratio of net investment income to average net assets	2.31%	2.33%	3.16%	4.10%	3.35%

Portfolio turnover rate(c)	56%	73%	53%	65%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund
	Class L Shares
	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.46	$9.39	$10.69	$10.48	$10.20

Net investment income(a)	0.18	0.18	0.27	0.38	0.30

Net realized and unrealized gain (loss)	(0.04)	1.46	(0.89)	0.40	0.55

Total from investment operations	0.14	1.64	(0.62)	0.78	0.85

Distributions to shareholders from net investment income	(0.18)	(0.31)	(0.20)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	(0.11)	(0.26)	(0.30)	(0.20)	(0.15)

Distributions to shareholders from return of capital	(0.39)	—	(0.18)	(0.13)	(0.20)

Total distributions	(0.68)	(0.57)	(0.68)	(0.57)	(0.57)

Net asset value, end of year	$9.92	$10.46	$9.39	$10.69	$10.48

Total Return(b)	1.17%	17.93%	(5.46)%	7.79%	8.72%

Net assets, end of year (in 000’s)	$5,323	$5,919	$5,538	$10,402	$4,613

Ratio of net expenses to average net assets before interest expense	2.23%	2.24%	2.24%	2.24%	2.24%

Ratio of net expenses to average net assets after interest expense	2.30%	2.34%	2.44%	3.13%	2.99%

Ratio of total expenses to average net assets after interest expense	2.31%	2.59%	2.54%	3.17%	3.22%

Ratio of net investment income to average net assets	1.70%	1.76%	2.71%	3.60%	2.91%

Portfolio turnover rate(c)	56%	73%	53%	65%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	19

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Diversified Income Fund
	Class W Shares
	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.62	$9.52	$10.85	$10.63	$10.35

Net investment income(a)	0.21	0.21	0.31	0.41	0.31

Net realized and unrealized gain (loss)	(0.04)	1.49	(0.92)	0.42	0.58

Total from investment operations	0.17	1.70	(0.61)	0.83	0.89

Distributions to shareholders from net investment income	(0.18)	(0.34)	(0.24)	(0.26)	(0.23)

Distributions to shareholders from net realized gains	(0.11)	(0.26)	(0.30)	(0.21)	(0.16)

Distributions to shareholders from return of capital	(0.42)	—	(0.18)	(0.14)	(0.22)

Total distributions	(0.71)	(0.60)	(0.72)	(0.61)	(0.61)

Net asset value, end of year	$10.08	$10.62	$9.52	$10.85	$10.63

Total Return(b)	1.40%	18.28%	(5.31)%	8.13%	8.95%

Net assets, end of year (in 000’s)	$39,873	$40,617	$47,709	$92,006	$69,400

Ratio of net expenses to average net assets before interest expense	1.98%	1.99%	1.99%	1.99%	1.99%

Ratio of net expenses to average net assets after interest expense	2.04%	2.10%	2.19%	2.84%	2.76%

Ratio of total expenses to average net assets after interest expense	2.05%	2.33%	2.23%	2.88%	2.96%

Ratio of net investment income to average net assets	1.98%	2.02%	2.99%	3.85%	3.01%

Portfolio turnover rate(c)	56%	73%	53%	65%	78%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Diversified Income Fund
	Class P Shares
	Year Ended September 30, 2022	Period Ended September 30, 2021(a)
Per Share Data

Net asset value, beginning of period	$10.93	$10.63

Net investment income(b)	0.28	0.05

Net realized and unrealized gain (loss)	(0.06)	0.41

Total from investment operations	0.22	0.46

Distributions to shareholders from net investment income	(0.18)	(0.09)

Distributions to shareholders from net realized gains	(0.11)	(0.07)

Distribution to shareholders from return of capital	(0.45)	—

Total distributions	(0.74)	(0.16)

Net asset value, end of period	$10.41	$10.93

Total Return(c)	1.79%	4.31%

Net assets, end of period (in 000’s)	$253,957	$54,212

Ratio of net expenses to average net assets before interest expense	1.63%	1.74	%(d)

Ratio of net expenses to average net assets after interest expense	1.70%	1.81	%(d)

Ratio of total expenses to average net assets after interest expense	1.71%	2.61	%(d)

Ratio of net investment income to average net assets	2.49%	1.81	%(d)

Portfolio turnover rate(e)	56%	73%

(a)	The Fund’s Class P commenced operations on June 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the period and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	21

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

Goldman Sachs Real Estate Diversified Income Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company and is structured as an “interval fund,” a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund was organized as a Delaware statutory trust on December 2, 2019. The Fund offers six classes of shares: Class A, Class C, Class I, Class L, Class W, and Class P Shares.

Class A and Class L Shares are sold with front-end sales charges of up to 5.75% and 4.25%, respectively. Class C Shares and certain purchases of Class A Shares are sold with contingent deferred sales charges (“CDSC”) of 1.00% which are imposed on repurchases made within 12 months of purchase. Prior to August 15, 2022, purchases of the Fund’s Class A Shares of $1 million or more were subject to a CDSC of 0.50%. Effective August 15, 2022, the CDSC was increased to 1.00%. All purchases of Class A Shares of $1 million or more prior to August 15, 2022 remained subject to a CDSC of 0.50%. Class I, Class W, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for the Fund — DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC (each a “Subsidiary” and collectively, the “Subsidiaries”), limited liability companies, were incorporated on February 3, 2020, March 12, 2020, and June 30, 2021, respectively, and are currently wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of private real estate investments. Under the Amended and Restated Limited Liability Company Agreement of each Subsidiary, shares issued by the Subsidiary confer upon its member the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of September 30, 2022, the Fund’s net assets were $579,029,211, of which, $164,898,850, or 28%, are represented by DIF Investments LLC’s net assets; $167,523,398, or 29%, are represented by DIF Investments II LLC’s net assets; and $4,760,823, or 1%, are represented by DIF Investments III LLC’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date with the exception of capital calls, which are recorded on due date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund. Expenses which may not specifically relate to the Fund, may be shared with other

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service and Transfer Agency fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date.

The Fund currently intends to make regular quarterly cash distributions of all or a portion of its net investment income to shareholders. The Fund will pay shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage used by the Fund. The Fund intends to pay any capital gains distributions at least annually. In order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce the Fund’s NAV. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization that may differ. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP.

Certain of the Fund’s consolidated subsidiaries are subject to U.S. federal and state corporate level income taxes. Income tax expense, if any, is included under Other expenses in the Consolidated Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

September 30, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Options Contracts — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call or put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

Public Non-Traded REITs — Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”) do not report NAVs on a timely basis and therefore cannot be valued using the practical expedient methodology. GSAM determines the fair value of Public Non-Traded REITs by adjusting the most recent NAV for each Public Non-Traded REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

C.  Other Fair Valuation Investments — Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

September 30, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

D.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2022:

REAL ESTATE DIVERSIFIED INCOME FUND

Investment Type	Level 1	Level 2	Level 3	Total

Assets

Common Stock and/or Other Equity Investments(a)

North America	$197,436,270	$23,110,113	$488,598	$221,034,981

Investment Company	6,603,112	—	—	6,603,112

Subtotal	$204,039,382	$23,110,113	$488,598	$227,638,093

Investments measured at NAV				333,596,502

Total				$561,234,595

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended September 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

REAL ESTATE DIVERSIFIED INCOME FUND
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)
Equity	Net realized gain (loss) from purchased options	$(605,863)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

For the fiscal year ended September 30, 2022, the relevant values for each derivative type was as follows:

Average Notional Amounts(1)
Fund	Purchased Options
Real Estate Diversified Income Fund	$788,536

(1)	Amounts disclosed represent average notional amounts for purchased options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended September 30, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.25% of the Fund’s average daily net assets for the fiscal year ended September 30, 2022. The effective net management rate was 1.24% of the Fund’s average daily net assets for the fiscal year ended September 30, 2022.

The Fund invests in Institutional Shares of the Underlying Money Market Fund, which is an affiliated underlying fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated underlying fund in which the Fund invests. For the fiscal year ended September 30, 2022, GSAM waived $54,510 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Fund, on behalf of its Class A, Class C, Class L and Class W Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs & Co. LLC, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by the Distributor to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class L and Class W Shares of the Fund, as set forth below:

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services
Class A	0.25%	0.25%	0.25%
Class C	0.75%	0.25%	1.00%
Class L	0.25%	0.25%	0.50%

Class W	0.25%	0.25%	0.25%

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

September 30, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A and Class L Shares’ front end sales charge and Class A and Class C Shares’ CDSC. During the fiscal year ended September 30, 2022, Goldman Sachs retained $11,566 for Class A Shares and did not retain any portion of the CDSC for Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency and dividend disbursing services are accrued daily and paid monthly at an annual rate of 0.14% of the Fund’s average daily net assets.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.354%. This Other Expense limitation will remain in place through at least January 28, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Consolidated Statement of Operations.

Goldman Sachs may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended September 30, 2022 these expense reductions, including any fee waivers and Other Expense reimbursements, were $54,510, related to Management Fee Waivers.

F.  Other Transactions with Affiliates — For the fiscal year ended September 30, 2022, Goldman Sachs earned $43,651 in brokerage commissions from portfolio transactions, on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended September 30, 2022:

Underlying Fund	Beginning Value as of September 30, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of September 30, 2022	Shares as of September 30, 2022	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$40,544,769	$426,083,781	$(460,025,438)	$6,603,112	6,603,112	$181,172

G.  Financing Agreements — The Fund has entered into secured revolving bank line of credit facilities (each a “Credit Facility” and collectively the “Credit Facilities”) with major U.S. financial institutions for the purpose of investment purchases subject to the limitations of the Act for borrowings. The Credit Facilities provide for borrowings in an aggregate amount up to $95,000,000 for the Fund. Borrowings under the Credit Facilities, which are secured by certain assets of the Fund, bear interest. The interest rates are based on variable rates (i.e., LIBOR) plus market spreads. The Fund currently pays unused commitment fees of 0.20%—0.75% per annum. Interest is accrued daily and paid quarterly. The Fund had an average outstanding balance and weighted average annual interest rate for the period of $2,465,753 and 2.98%, respectively. As of September 30, 2022, there were no outstanding borrowings under the Credit Facilities. Prior to April 1, 2022, the Credit Facilities provided for borrowings in an aggregate amount up to $55,000,000 for the Fund.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended September 30, 2022, were $545,506,870 and $254,568,598, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended September 30, 2022 and 2021 was as follows:

	2022	2021
Distributions paid from:
Ordinary Income	$615,480	$9,482,563
Net long-term capital gains	13,949,845	7,555,806
Total taxable distributions	$14,565,325	$17,038,369
Tax return of capital	$19,927,438	$—

As of September 30, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

Real Estate Diversified Income Fund
Timing differences (Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	$(1,448,215)
Unrealized gains (losses) — net	$13,048,935
Total accumulated earnings (losses) net	$11,600,720

As of September 30, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$548,431,981
Gross unrealized gain	62,405,484
Gross unrealized loss	(49,356,549)
Net unrealized gains (losses) on securities	$13,048,935

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

The Fund reclassed $1,971,616 from distributable earnings to paid in capital for the fiscal year ending September 30, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of partnership investments and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

September 30, 2022

8. REPURCHASE OFFERS

The Fund has adopted the following fundamental policies, which cannot be changed without the vote of a majority of Fund shareholders, in order to repurchase its Shares:

∎

On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the Act, as it may be amended from time to time.

∎

The Fund will repurchase only shares that are tendered by the deadline for such repurchase request (“Repurchase Request Deadline”). The Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

∎

There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the day on which shares eligible for repurchase are priced.

The Fund may also make discretionary repurchase offers in addition to the quarterly Repurchase Offer period once every two years.

Repurchase Offer Amounts.  Each quarter, the Fund’s Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Board may determine to increase the Repurchase Offer Amount by up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline.

During the fiscal year ended September 30, 2022, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 8% of the number of its outstanding shares (up to 10% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 15, 2021	December 15, 2021	March 16, 2022	June 15, 2022
Repurchase Request Deadline	October 13, 2021	January 12, 2022	April 13, 2022	July 13, 2022
Repurchase Pricing Date	October 13, 2021	January 12, 2022	April 13, 2022	July 13, 2022
Shares Tendered for Repurchase	1,053,121	1,193,034	1,070,209	2,211,172
Shares Repurchased	1,053,121	1,193,034	1,070,209	2,211,172

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

9. OTHER RISKS (continued)

will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular subindustries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

September 30, 2022

9. OTHER RISKS (continued)

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and the Investment Adviser’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

10. INDEMNIFICATIONS

Repurchase Offers Risk— The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

10. INDEMNIFICATIONS (continued)

course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended September 30, 2022		For the Fiscal Year Ended September 30, 2021
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,031,232	$10,900,853	138,671	$1,398,484
Reinvestment of distributions	220,710	2,295,484	208,954	2,087,397
Shares repurchased	(1,098,246)	(11,522,114)	(1,733,384)	(17,172,984)
	153,696	1,674,223	(1,385,759)	(13,687,103)
Class C Shares
Shares sold	181,711	1,922,107	146,615	1,462,176
Reinvestment of distributions	180,986	1,888,508	181,042	1,808,639
Shares repurchased	(1,538,119)	(16,146,349)	(1,456,335)	(14,371,481)
	(1,175,422)	(12,335,734)	(1,128,678)	(11,100,666)
Class I Shares
Shares sold	6,249,928	69,205,154	3,506,951	37,904,547
Reinvestment of distributions	277,261	3,021,618	149,890	1,571,956
Shares repurchased	(1,501,441)	(16,445,257)	(2,278,307)	(23,301,997)
	5,025,748	55,781,515	1,378,534	16,174,506
Class P Shares
Shares sold	19,282,311	213,573,722	4,900,131	53,811,335
Reinvestment of distributions	935,391	10,137,716	57,517	621,180
Shares repurchased	(775,556)	(8,558,766)	—	—
	19,442,146	215,152,672	4,957,648	54,432,515
Class L Shares
Shares sold	1,428	14,725	1,187	596
Reinvestment of distributions	17,732	184,670	15,265	152,818
Shares repurchased	(48,237)	(504,223)	(40,868)	(403,950)
	(29,077)	(304,828)	(24,416)	(250,536)
Class W Shares
Shares sold	543,425	5,879,696	42,242	427,014
Reinvestment of distributions	153,656	1,626,588	138,356	1,403,462
Shares repurchased	(565,937)	(6,037,542)	(1,366,647)	(13,615,474)
	131,144	1,468,742	(1,186,049)	(11,784,998)

NET INCREASE (DECREASE)	23,548,235	$261,436,590	2,611,280	$33,783,718

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued)

September 30, 2022

12. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on October 19, 2022, which resulted in 3,195,890 Fund Shares being repurchased for $33,248,209. There were 3,195,890 Fund Shares tendered for repurchase for this repurchase offer. Accordingly, the Fund repurchased 100% of the total number of shares tendered for repurchase.

Other than noted above, subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Real Estate Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) as of September 30, 2022, the related consolidated statements of operations and cash flows for the year ended September 30, 2022, the consolidated statement of changes in net assets for each of the two years in the period September 30, 2022, including the related notes, and the consolidated financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the consolidated financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 29, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, real estate investment trusts, and private investment funds; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) is a closed-end interval fund that commenced investment operations on May 15, 2020. The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Fund and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until September 30, 2023 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 20, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved in September 2021. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management team or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support group, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar closed-end interval real estate funds, as provided by a third-party data provider engaged as part of the contract review process (the “Outside Data Provider”) and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser and its affiliates to implement an expense limitation;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share repurchase activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, the Fund, and the other investment companies for which the Trustees have responsibility. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of March 31, 2022, and updated performance information prepared by the Investment Adviser as of June 30, 2022. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund’s Class I Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, and five-year periods ended March 31, 2022. They also noted that the Fund’s investment performance was consistent with the investment objective of seeking to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Trustees also recalled that the Fund’s predecessor had commenced operations in 2004 and had been reorganized into the Fund in May 2020.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund thereunder. In this regard, they considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a closed-end interval fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund. They also considered the Investment Adviser’s undertakings to implement expense limitations.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules for the Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2021 and 2020. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent share repurchase activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. They recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses become a smaller percentage of overall assets. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s contractual management fee rate. They also considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level of the Fund’s net assets.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the closed-end interval fund marketplace and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2023.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2021	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Linda A. Lang Age: 64	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

Michael Latham Age: 56	Trustee	Since 2015

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of September 30, 2022.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of September 30, 2022, Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of September 30, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Real Estate Diversified Income Fund — Tax Information (Unaudited)

For the fiscal year ended September 30, 2022, 0.57% of the dividends paid from net investment company taxable income by the Real Estate Diversified Income Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended September 30, 2022, 52.28% of the dividends paid from net investment company taxable income by the Real Estate Diversified Income Fund qualify as section 199A dividends.

Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Diversified Income Fund designated $13,949,845 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended September 30, 2022.

During the fiscal year ended September 30, 2022, the Real Estate Diversified Income Fund designated $9,687 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 298255-OTU-1702287 RLDVINCAR-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Goldman Sachs Real Estate Diversified Income Fund

	2022	2021	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$131,000	$92,000	Financial Statement audits.

Audit-Related Fees:

• PwC	$4,000	$14,031	Other attest services.

Tax Fees:

• PwC		$ —	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Real Estate Diversified Income Fund’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Real Estate Diversified Income Fund pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered
Audit-Related Fees:

• PwC	$1,642,982	$1,669,547	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Real Estate Diversified Income Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Fund’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Fund’s service affiliates listed in Table 2 were approved by the Fund’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Fund by PwC for the twelve months ended September 30, 2022 and September 30, 2021 were approximately $4,000 and $14,031, respectively. The aggregate non-audit fees billed to the Fund’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $$14.4 million and 14.5 million, respectively. With regard to the aggregate non-audit fees billed to the Fund’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Fund’s operations or financial reporting.

Item 4(h) — The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of GS&Co. and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s portfolio managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2022 is available on or through the Fund’s website at https://www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxy-voting.html without charge and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Kuney, CFA	Managing Director	Since 2021	Ms. Kuney joined the Investment Adviser in 2000.

Timothy Ryan, CFA	Managing Director	Since 2020	Mr. Ryan joined the Investment Adviser in 2010.

Sean Brenan	Managing Director	Since 2020	Mr. Brenan joined the Investment Adviser in 2010.

John Papadoulias	Vice President	Since 2022	Mr. Papadoulias joined the Investment Adviser in April 2019. Prior to joining the Investment Adviser, Mr. Papadoulias was a partner at Rocaton Investment Advisors.

Abhinav Zutshi, CFA	Vice President	Since 2022	Mr. Zutshi joined the Investment Adviser in April 2009.

Item 8(a)(2)

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of August 31, 2022, unless otherwise indicated.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type*															Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts					Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kristin Kuney, CFA	5			$1,103		7			$861		19			$795		—	—	—	—	—	—
Timothy Ryan, CFA	2			$699		1			$525		10			$221		—	—	—	—	—	—
Sean Brenan	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	—	—	—	—	—	—
John Papadoulias	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	—	—	—	—	—	—
Abhinav Zutshi, CFA	4			$1,.044		3			$196		0			0		—	—	—	—	—	—

†	Footnotes:
1.	Asset information is in USD millions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs.
3.

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to the funds such as yield or regional focus. Performance is judged over 1-, 3—  and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Fund. Other factors may also be considered including: (1) general client/investor orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation — In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(a)(4)

The following table shows the portfolio managers’ ownership of securities, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, in the Fund as of September 30, 2022, unless otherwise noted:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Kristin Kuney, CFA
Timothy Ryan, CFA
Sean Brenan
John Papadoulias
Abhinav Zutshi, CFA

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Real Estate Diversified Income Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	None.

(a)(4)	Not Applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Real Estate Diversified Income Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	December 5, 2022

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	December 5, 2022